UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-06310

Legg Mason Partners Variable Income Trust

(Exact name of registrant as specified in charter)

620 Eighth Avenue, 49th Floor, New York, NY 10018

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-721-1926

Date of fiscal year end: December 31

Date of reporting period: March 31, 2013

ITEM 1.	SCHEDULE OF INVESTMENTS

LEGG MASON PARTNERS VARIABLE INCOME TRUST

WESTERN ASSET VARIABLE STRATEGIC BOND PORTFOLIO

FORM N-Q

March 31, 2013

WESTERN ASSET VARIABLE STRATEGIC BOND PORTFOLIO

Schedule of Investments (unaudited)	March 31, 2013

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†	VALUE
CORPORATE BONDS & NOTES - 32.0%
CONSUMER DISCRETIONARY - 2.7%
Automobiles - 0.7%
Ford Motor Co., Senior Notes	4.750%	1/15/43	30,000	$28,071
Ford Motor Credit Co., LLC, Senior Notes	8.125%	1/15/20	100,000	126,637
Hyundai Capital America, Senior Notes	2.125%	10/2/17	10,000	10,092	(a)

Total Automobiles				164,800

Diversified Consumer Services - 0.1%
Service Corp. International, Senior Notes	7.500%	4/1/27	15,000	16,725

Hotels, Restaurants & Leisure - 0.0%
CityCenter Holdings LLC/CityCenter Finance Corp., Senior Secured Notes	7.625%	1/15/16	10,000	10,787

Media - 1.9%
CCO Holdings LLC/CCO Holdings Capital Corp., Senior Notes	7.000%	1/15/19	40,000	43,300
Comcast Cable Communications LLC, Notes	8.875%	5/1/17	40,000	51,644
Comcast Corp., Notes	6.500%	1/15/15	50,000	55,176
DISH DBS Corp., Senior Notes	6.625%	10/1/14	5,000	5,331
DISH DBS Corp., Senior Notes	7.750%	5/31/15	20,000	22,300
DISH DBS Corp., Senior Notes	5.875%	7/15/22	20,000	21,075
News America Inc., Senior Notes	4.500%	2/15/21	10,000	11,295
Time Warner Cable Inc., Senior Notes	8.250%	4/1/19	80,000	104,267
Time Warner Cable Inc., Senior Notes	4.125%	2/15/21	10,000	10,751
Time Warner Cable Inc., Senior Notes	6.750%	6/15/39	10,000	11,840
Time Warner Cable Inc., Senior Notes	5.875%	11/15/40	20,000	21,399
Time Warner Inc., Senior Notes	7.625%	4/15/31	30,000	40,703
UBM PLC, Notes	5.750%	11/3/20	20,000	21,216	(a)
Univision Communications Inc., Senior Secured Notes	6.750%	9/15/22	30,000	32,550	(a)

Total Media				452,847

TOTAL CONSUMER DISCRETIONARY				645,159

CONSUMER STAPLES - 2.3%
Beverages - 0.9%
Anheuser-Busch InBev Worldwide Inc., Senior Notes	5.375%	1/15/20	30,000	36,235
Anheuser-Busch InBev Worldwide Inc., Senior Notes	5.000%	4/15/20	20,000	23,754
Anheuser-Busch InBev Worldwide Inc., Senior Notes	2.500%	7/15/22	40,000	39,398
Diageo Finance BV	3.250%	1/15/15	30,000	31,457
Diageo Investment Corp., Senior Notes	2.875%	5/11/22	30,000	30,387
Heineken NV, Senior Notes	1.400%	10/1/17	10,000	9,965	(a)
PepsiCo Inc., Senior Notes	0.700%	8/13/15	40,000	40,083

Total Beverages				211,279

Food & Staples Retailing - 0.4%
CVS Caremark Corp., Senior Notes	2.750%	12/1/22	20,000	19,758
CVS Pass-Through Trust, Secured Notes	6.943%	1/10/30	44,017	54,879
Safeway Inc., Senior Notes	4.750%	12/1/21	20,000	21,568

Total Food & Staples Retailing				96,205

Food Products - 0.4%
Kraft Foods Group Inc., Senior Notes	5.375%	2/10/20	31,000	37,046
Kraft Foods Group Inc., Senior Notes	3.500%	6/6/22	30,000	31,430
Mondelez International Inc., Senior Notes	5.375%	2/10/20	29,000	34,554

Total Food Products				103,030

Tobacco - 0.6%
Altria Group Inc., Senior Notes	8.500%	11/10/13	20,000	20,957
Altria Group Inc., Senior Notes	2.850%	8/9/22	30,000	29,553

See Notes to Schedule of Investments.

WESTERN ASSET VARIABLE STRATEGIC BOND PORTFOLIO

Schedule of Investments (unaudited) (cont’d)	March 31, 2013

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†	VALUE
Tobacco - continued
Philip Morris International Inc., Senior Notes	2.900%	11/15/21	40,000	$41,346
Philip Morris International Inc., Senior Notes	2.500%	8/22/22	20,000	19,778
Philip Morris International Inc., Senior Notes	4.500%	3/20/42	10,000	10,321
Reynolds American Inc., Senior Notes	3.250%	11/1/22	10,000	9,907

Total Tobacco				131,862

TOTAL CONSUMER STAPLES				542,376

ENERGY - 5.2%
Energy Equipment & Services - 0.2%
Baker Hughes Inc., Senior Notes	3.200%	8/15/21	20,000	21,198
Schlumberger Norge AS, Senior Notes	4.200%	1/15/21	10,000	11,306	(a)
SESI LLC, Senior Notes	7.125%	12/15/21	10,000	11,237
Transocean Inc., Senior Notes	6.375%	12/15/21	10,000	11,663

Total Energy Equipment & Services				55,404

Oil, Gas & Consumable Fuels - 5.0%
Access Midstream Partner LP/ACMP Finance Corp., Senior Notes	4.875%	5/15/23	20,000	19,775
Anadarko Finance Co., Senior Notes	7.500%	5/1/31	60,000	79,735
Anadarko Petroleum Corp., Senior Notes	6.375%	9/15/17	20,000	23,896
Apache Corp., Senior Notes	5.100%	9/1/40	40,000	43,194
Arch Coal Inc., Senior Notes	7.000%	6/15/19	20,000	18,150
BP Capital Markets PLC, Senior Notes	5.250%	11/7/13	50,000	51,403
BP Capital Markets PLC, Senior Notes	3.245%	5/6/22	20,000	20,703
Chesapeake Energy Corp., Senior Notes	6.125%	2/15/21	20,000	21,375
Compagnie Generale de Geophysique-Veritas, Senior Notes	7.750%	5/15/17	25,000	25,875
Concho Resources Inc., Senior Notes	6.500%	1/15/22	11,000	12,045
Concho Resources Inc., Senior Notes	5.500%	10/1/22	10,000	10,450
ConocoPhillips Holding Co., Senior Notes	6.950%	4/15/29	25,000	33,863
CONSOL Energy Inc., Senior Notes	8.250%	4/1/20	20,000	22,250
Devon Energy Corp., Senior Notes	3.250%	5/15/22	10,000	10,035
Devon Energy Corp., Senior Notes	5.600%	7/15/41	40,000	43,867
Enterprise Products Operating LLC, Senior Notes	3.350%	3/15/23	50,000	51,024
Enterprise Products Operating LLC, Senior Notes	5.950%	2/1/41	10,000	11,627
Enterprise Products Operating LLC, Senior Notes	5.700%	2/15/42	30,000	34,167
Enterprise Products Operating LLC, Senior Notes	4.850%	3/15/44	10,000	10,250
Hess Corp., Notes	8.125%	2/15/19	10,000	12,931
Hess Corp., Notes	7.875%	10/1/29	10,000	12,932
Hess Corp., Notes	7.300%	8/15/31	30,000	37,373
Kinder Morgan Energy Partners LP, Senior Notes	6.000%	2/1/17	10,000	11,635
Kinder Morgan Energy Partners LP, Senior Notes	6.850%	2/15/20	10,000	12,561
MarkWest Energy Partners LP/MarkWest Energy Finance Corp., Senior Notes	6.250%	6/15/22	6,000	6,495
MarkWest Energy Partners LP/MarkWest Energy Finance Corp., Senior Notes	5.500%	2/15/23	10,000	10,525
Noble Energy Inc., Senior Notes	4.150%	12/15/21	50,000	55,071
Occidental Petroleum Corp., Senior Notes	3.125%	2/15/22	20,000	21,068
Occidental Petroleum Corp., Senior Notes	2.700%	2/15/23	30,000	30,091
Peabody Energy Corp., Senior Notes	6.500%	9/15/20	20,000	21,400
Pemex Project Funding Master Trust, Senior Bonds	6.625%	6/15/35	25,000	30,063
Petrobras International Finance Co., Senior Notes	6.125%	10/6/16	20,000	22,460
Petrobras International Finance Co., Senior Notes	5.750%	1/20/20	12,000	13,277
Petrobras International Finance Co., Senior Notes	5.375%	1/27/21	90,000	97,559
Petroleos Mexicanos, Senior Notes	3.500%	1/30/23	81,000	81,000	(a)
QEP Resources Inc., Senior Notes	6.875%	3/1/21	20,000	22,850
Range Resources Corp., Senior Subordinated Notes	5.000%	3/15/23	10,000	10,250	(a)
Regency Energy Partners LP/Regency Energy Finance Corp., Senior Notes	6.500%	7/15/21	11,000	12,155
Shell International Finance BV, Senior Notes	4.375%	3/25/20	40,000	46,430
Transocean Inc., Senior Notes	5.050%	12/15/16	10,000	11,120
Williams Cos. Inc., Debentures	7.500%	1/15/31	22,000	27,078

See Notes to Schedule of Investments.

WESTERN ASSET VARIABLE STRATEGIC BOND PORTFOLIO

Schedule of Investments (unaudited) (cont’d)	March 31, 2013

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†	VALUE
Oil, Gas & Consumable Fuels - continued
Williams Cos. Inc., Notes	7.875%	9/1/21	7,000	$8,959
WPX Energy Inc., Senior Notes	6.000%	1/15/22	10,000	10,525

Total Oil, Gas & Consumable Fuels				1,169,492

TOTAL ENERGY				1,224,896

FINANCIALS - 11.5%
Capital Markets - 2.2%
Goldman Sachs Group Inc., Senior Notes	5.250%	10/15/13	10,000	10,247
Goldman Sachs Group Inc., Senior Notes	6.000%	5/1/14	10,000	10,543
Goldman Sachs Group Inc., Senior Notes	2.375%	1/22/18	30,000	30,443
Goldman Sachs Group Inc., Senior Notes	7.500%	2/15/19	20,000	25,052
Goldman Sachs Group Inc., Senior Notes	5.375%	3/15/20	60,000	68,459
Goldman Sachs Group Inc., Senior Notes	5.250%	7/27/21	10,000	11,350
Goldman Sachs Group Inc., Senior Notes	6.250%	2/1/41	50,000	59,631
Lehman Brothers Holdings E-Capital Trust I, Junior Subordinated Notes	6.155%	8/19/65	30,000	0	(b)(c)(d)(e)(f)
Lehman Brothers Holdings Inc., Subordinated Notes	6.750%	12/28/17	240,000	0	(b)(d)(e)(f)
Merrill Lynch & Co. Inc., Notes	6.875%	4/25/18	10,000	12,083
Morgan Stanley, Subordinated Notes	4.750%	4/1/14	230,000	237,840
State Street Corp., Junior Subordinated Notes	4.956%	3/15/18	40,000	45,491

Total Capital Markets				511,139

Commercial Banks - 2.5%
BNP Paribas SA, Senior Notes	2.375%	9/14/17	70,000	71,111
Commonwealth Bank of Australia, Senior Notes	3.750%	10/15/14	30,000	31,462	(a)
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA, Senior Notes	3.375%	1/19/17	50,000	53,579
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA, Senior Notes	3.875%	2/8/22	10,000	10,568
Landwirtschaftliche Rentenbank, Senior Notes	1.375%	10/23/19	30,000	29,927
M&T Bank Corp., Junior Subordinated Notes	6.875%	6/15/16	60,000	64,202	(a)(g)
Royal Bank of Scotland Group PLC, Senior Notes	2.550%	9/18/15	20,000	20,568
Royal Bank of Scotland Group PLC, Subordinated Notes	5.000%	10/1/14	20,000	20,607
Wachovia Corp., Subordinated Notes	5.250%	8/1/14	190,000	201,088
Wells Fargo & Co., Senior Notes	3.676%	6/15/16	20,000	21,643
Wells Fargo & Co., Senior Notes	2.100%	5/8/17	10,000	10,322
Wells Fargo & Co., Senior Notes	1.500%	1/16/18	10,000	9,991
Wells Fargo & Co., Subordinated Notes	3.450%	2/13/23	20,000	20,176
Wells Fargo Capital X, Capital Securities	5.950%	12/15/36	30,000	30,434

Total Commercial Banks				595,678

Consumer Finance - 0.8%
American Express Co., Subordinated Debentures	6.800%	9/1/66	40,000	43,250	(c)
American Express Credit Corp., Senior Notes	5.125%	8/25/14	20,000	21,254
HSBC Finance Corp., Senior Notes	6.676%	1/15/21	20,000	23,704
SLM Corp., Medium-Term Notes, Senior Notes	5.625%	8/1/33	10,000	9,300
SLM Corp., Senior Notes	3.875%	9/10/15	50,000	52,095
Toyota Motor Credit Corp., Senior Notes	1.250%	10/5/17	40,000	40,000

Total Consumer Finance				189,603

Diversified Financial Services - 5.3%
Bank of America Corp., Senior Notes	3.875%	3/22/17	10,000	10,768
Bank of America Corp., Senior Notes	3.300%	1/11/23	40,000	39,524
Bank of America Corp., Subordinated Notes	5.420%	3/15/17	200,000	221,833
Boeing Capital Corp., Senior Notes	4.700%	10/27/19	20,000	23,469
Citigroup Inc., Junior Subordinated Notes	5.950%	1/30/23	10,000	10,388	(c)(g)
Citigroup Inc., Junior Subordinated Notes	5.900%	2/15/23	10,000	10,424	(c)(g)
Citigroup Inc., Senior Notes	6.000%	12/13/13	20,000	20,725
Citigroup Inc., Senior Notes	6.010%	1/15/15	250,000	270,822
General Electric Capital Corp., Senior Notes	1.625%	7/2/15	10,000	10,176
General Electric Capital Corp., Senior Notes	6.875%	1/10/39	120,000	157,768

See Notes to Schedule of Investments.

WESTERN ASSET VARIABLE STRATEGIC BOND PORTFOLIO

Schedule of Investments (unaudited) (cont’d)	March 31, 2013

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†	VALUE
Diversified Financial Services - continued
General Electric Capital Corp., Subordinated Debentures	6.375%	11/15/67	110,000	$116,875	(c)
International Lease Finance Corp., Senior Secured Notes	6.500%	9/1/14	20,000	21,400	(a)
International Lease Finance Corp., Senior Secured Notes	6.750%	9/1/16	70,000	79,450	(a)
JPMorgan Chase & Co., Senior Notes	1.100%	10/15/15	50,000	50,102
JPMorgan Chase & Co., Subordinated Notes	5.125%	9/15/14	90,000	95,504
JPMorgan Chase & Co., Subordinated Notes	5.150%	10/1/15	50,000	54,773
JPMorgan Chase & Co., Subordinated Notes	6.125%	6/27/17	50,000	58,730

Total Diversified Financial Services				1,252,731

Insurance - 0.7%
American International Group Inc., Medium-Term Notes, Senior Notes	5.850%	1/16/18	10,000	11,731
MetLife Inc., Junior Subordinated Debentures	6.400%	12/15/36	30,000	32,962
MetLife Inc., Senior Notes	6.750%	6/1/16	70,000	82,351
Teachers Insurance & Annuity Association of America - College Retirement Equity Fund, Notes	6.850%	12/16/39	30,000	40,173	(a)

Total Insurance				167,217

TOTAL FINANCIALS				2,716,368

HEALTH CARE - 2.6%
Health Care Equipment & Supplies - 0.1%
Medtronic Inc., Senior Notes	4.450%	3/15/20	20,000	23,019

Health Care Providers & Services - 1.4%
Express Scripts Holding Co., Senior Notes	3.500%	11/15/16	80,000	86,259
HCA Inc., Senior Notes	5.750%	3/15/14	61,000	63,364
Humana Inc., Senior Notes	3.150%	12/1/22	10,000	9,898
Tenet Healthcare Corp., Senior Secured Notes	8.875%	7/1/19	20,000	22,550
UnitedHealth Group Inc., Senior Notes	6.000%	2/15/18	20,000	24,208
UnitedHealth Group Inc., Senior Notes	1.625%	3/15/19	40,000	40,169
UnitedHealth Group Inc., Senior Notes	3.375%	11/15/21	20,000	21,152
WellPoint Inc., Notes	7.000%	2/15/19	20,000	25,043
WellPoint Inc., Senior Notes	1.250%	9/10/15	10,000	10,089
WellPoint Inc., Senior Notes	3.700%	8/15/21	20,000	21,159
WellPoint Inc., Senior Notes	3.125%	5/15/22	10,000	10,088

Total Health Care Providers & Services				333,979

Life Sciences Tools & Services - 0.1%
Thermo Fisher Scientific Inc., Senior Notes	3.600%	8/15/21	10,000	10,363

Pharmaceuticals - 1.0%
AbbVie Inc., Senior Notes	1.750%	11/6/17	40,000	40,531	(a)
AbbVie Inc., Senior Notes	2.900%	11/6/22	30,000	30,090	(a)
Actavis Inc., Senior Notes	1.875%	10/1/17	10,000	10,128
GlaxoSmithKline Capital PLC, Senior Notes	2.850%	5/8/22	30,000	30,667
Pfizer Inc., Senior Notes	6.200%	3/15/19	30,000	37,705
Roche Holdings Inc., Senior Notes	6.000%	3/1/19	20,000	24,906	(a)
Teva Pharmaceutical Finance Co. BV, Senior Notes	3.650%	11/10/21	20,000	21,323
Teva Pharmaceutical Finance IV BV, Senior Notes	3.650%	11/10/21	30,000	31,985
Zoetis Inc., Senior Notes	3.250%	2/1/23	10,000	10,162	(a)

Total Pharmaceuticals				237,497

TOTAL HEALTH CARE				604,858

INDUSTRIALS - 1.3%
Aerospace & Defense - 0.2%
Boeing Co., Senior Notes	6.000%	3/15/19	20,000	24,732
Boeing Co., Senior Notes	4.875%	2/15/20	10,000	11,882
Raytheon Co., Senior Notes	3.125%	10/15/20	10,000	10,579
United Technologies Corp., Senior Notes	3.100%	6/1/22	10,000	10,502

Total Aerospace & Defense				57,695

See Notes to Schedule of Investments.

WESTERN ASSET VARIABLE STRATEGIC BOND PORTFOLIO

Schedule of Investments (unaudited) (cont’d)	March 31, 2013

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†	VALUE
Airlines - 0.5%
Delta Air Lines Inc., Pass-Through Certificates	6.821%	8/10/22	89,449	$101,302
United Air Lines Inc., Pass-Through Trust, Pass-Through Certificates, Secured Notes	9.750%	1/15/17	22,274	25,838

Total Airlines				127,140

Commercial Services & Supplies - 0.1%
Waste Management Inc., Senior Notes	7.375%	5/15/29	10,000	12,992

Electrical Equipment - 0.3%
Eaton Corp., Senior Notes	1.500%	11/2/17	10,000	10,040	(a)
Eaton Corp., Senior Notes	2.750%	11/2/22	60,000	59,779	(a)

Total Electrical Equipment				69,819

Industrial Conglomerates - 0.1%
General Electric Co., Senior Notes	0.850%	10/9/15	20,000	20,079
United Technologies Corp., Senior Notes	4.500%	6/1/42	10,000	10,703

Total Industrial Conglomerates				30,782

Machinery - 0.1%
John Deere Capital Corp., Notes	2.250%	4/17/19	20,000	20,710

TOTAL INDUSTRIALS				319,138

INFORMATION TECHNOLOGY - 0.2%
Software - 0.2%
Oracle Corp., Senior Notes	1.200%	10/15/17	40,000	40,088

MATERIALS - 2.7%
Chemicals - 0.1%
Ecolab Inc., Senior Notes	4.350%	12/8/21	10,000	11,054
Potash Corp. of Saskatchewan Inc., Senior Notes	4.875%	3/30/20	10,000	11,491

Total Chemicals				22,545

Containers & Packaging - 0.2%
Reynolds Group Issuer Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer (Luxembourg) SA, Senior Secured Notes	5.750%	10/15/20	30,000	30,638
Rock-Tenn Co., Senior Notes	3.500%	3/1/20	20,000	20,476

Total Containers & Packaging				51,114

Metals & Mining - 2.3%
Barrick Gold Corp., Senior Notes	3.850%	4/1/22	10,000	10,242
Barrick North America Finance LLC, Senior Notes	4.400%	5/30/21	40,000	42,786
BHP Billiton Finance USA Ltd., Senior Notes	3.250%	11/21/21	70,000	74,086
Cliffs Natural Resources Inc., Senior Notes	3.950%	1/15/18	50,000	50,256
Freeport-McMoRan Copper & Gold Inc., Senior Notes	2.375%	3/15/18	10,000	10,053	(a)
Freeport-McMoRan Copper & Gold Inc., Senior Notes	3.100%	3/15/20	20,000	20,098	(a)
Freeport-McMoRan Copper & Gold Inc., Senior Notes	3.550%	3/1/22	30,000	29,877
Rio Tinto Finance USA Ltd., Notes	6.500%	7/15/18	10,000	12,289
Rio Tinto Finance USA Ltd., Senior Notes	2.500%	5/20/16	20,000	20,896
Rio Tinto Finance USA Ltd., Senior Notes	3.500%	11/2/20	40,000	42,225
Rio Tinto Finance USA Ltd., Senior Notes	3.750%	9/20/21	20,000	21,107
Southern Copper Corp., Senior Notes	5.250%	11/8/42	50,000	47,593
Vale Overseas Ltd., Notes	6.875%	11/21/36	30,000	34,226
Vale Overseas Ltd., Senior Notes	4.375%	1/11/22	72,000	74,235
Xstrata Finance Canada Ltd., Senior Bonds	5.800%	11/15/16	10,000	11,395	(a)
Xstrata Finance Canada Ltd., Senior Notes	1.800%	10/23/15	30,000	30,360	(a)
Xstrata Finance Canada Ltd., Senior Notes	2.450%	10/25/17	20,000	20,294	(a)

Total Metals & Mining				552,018

See Notes to Schedule of Investments.

WESTERN ASSET VARIABLE STRATEGIC BOND PORTFOLIO

Schedule of Investments (unaudited) (cont’d)	March 31, 2013

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†	VALUE
Paper & Forest Products - 0.1%
Celulosa Arauco y Constitucion SA, Senior Notes	4.750%	1/11/22	20,000	$20,901

TOTAL MATERIALS				646,578

TELECOMMUNICATION SERVICES - 2.1%
Diversified Telecommunication Services - 1.7%
AT&T Inc., Global Notes	5.500%	2/1/18	100,000	117,691
AT&T Inc., Global Notes	6.550%	2/15/39	10,000	12,395
AT&T Inc., Senior Notes	3.875%	8/15/21	20,000	21,665
AT&T Inc., Senior Notes	2.625%	12/1/22	20,000	19,352
Deutsche Telekom International Finance BV, Senior Notes	5.750%	3/23/16	100,000	112,998
Intelsat Jackson Holdings SA, Senior Notes	7.250%	10/15/20	20,000	22,050
Intelsat Jackson Holdings SA, Senior Notes	7.500%	4/1/21	5,000	5,587
Telefonica Emisiones SAU, Senior Notes	6.221%	7/3/17	10,000	11,214
Telefonica Emisiones SAU, Senior Notes	5.877%	7/15/19	10,000	11,026
Verizon Communications Inc., Senior Notes	6.350%	4/1/19	40,000	49,149
Verizon Communications Inc., Senior Notes	3.500%	11/1/21	20,000	20,783
Verizon Communications Inc., Senior Notes	2.450%	11/1/22	10,000	9,478

Total Diversified Telecommunication Services				413,388

Wireless Telecommunication Services - 0.4%
America Movil SAB de CV, Senior Notes	5.625%	11/15/17	20,000	23,444
Cellco Partnership/Verizon Wireless Capital LLC, Senior Notes	8.500%	11/15/18	10,000	13,324
Rogers Communications Inc., Senior Notes	6.800%	8/15/18	10,000	12,593
Sprint Capital Corp., Senior Notes	8.750%	3/15/32	30,000	35,925

Total Wireless Telecommunication Services				85,286

TOTAL TELECOMMUNICATION SERVICES				498,674

UTILITIES - 1.4%
Electric Utilities - 1.0%
Exelon Corp., Bonds	5.625%	6/15/35	75,000	83,332
FirstEnergy Corp., Notes	7.375%	11/15/31	65,000	76,351
FirstEnergy Corp., Senior Notes	2.750%	3/15/18	10,000	10,125
FirstEnergy Corp., Senior Notes	4.250%	3/15/23	30,000	30,403
Pacific Gas & Electric Co., First Mortgage Bonds	6.050%	3/1/34	10,000	12,549
Pacific Gas & Electric Co., Senior Notes	8.250%	10/15/18	10,000	13,426

Total Electric Utilities				226,186

Independent Power Producers & Energy Traders - 0.4%
Calpine Construction Finance Co. LP and CCFC Finance Corp., Senior Secured Notes	8.000%	6/1/16	15,000	15,806	(a)
Calpine Corp., Senior Secured Notes	7.500%	2/15/21	9,000	9,923	(a)
Energy Future Intermediate Holding Co. LLC/EFIH Finance Inc., Senior Secured Notes	10.000%	12/1/20	63,000	71,741

Total Independent Power Producers & Energy Traders				97,470

TOTAL UTILITIES				323,656

TOTAL CORPORATE BONDS & NOTES (Cost - $7,229,480)				7,561,791

ASSET-BACKED SECURITIES - 3.0%
Accredited Mortgage Loan Trust, 2005-3 A1	0.440%	9/25/35	15,460	15,193	(c)
ACE Securities Corp., 2006-SL2 A	0.544%	1/25/36	167,976	20,432	(c)
Amortizing Residential Collateral Trust, 2002-BC6 M2	2.004%	8/25/32	12,260	2,084	(c)
Avis Budget Rental Car Funding AESOP II LLC, 2012-2A A	2.802%	5/20/18	25,000	26,303	(a)
Countrywide Asset-Backed Certificates, 2004-5 M4	1.454%	6/25/34	31,701	22,663	(c)

See Notes to Schedule of Investments.

WESTERN ASSET VARIABLE STRATEGIC BOND PORTFOLIO

Schedule of Investments (unaudited) (cont’d)	March 31, 2013

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†	VALUE
ASSET-BACKED SECURITIES - continued
Countrywide Home Equity Loan Trust, 2006-RES 4Q1B	0.503%	12/15/33	115,898	$86,432	(a)(c)
Greenpoint Manufactured Housing, 1999-2 A2	3.703%	3/18/29	25,000	22,606	(c)
Greenpoint Manufactured Housing, 1999-3 2A2	3.703%	6/19/29	25,000	22,676	(c)
Greenpoint Manufactured Housing, 1999-4 A2	3.704%	2/20/30	25,000	22,488	(c)
Greenpoint Manufactured Housing, 2001-2 IA2	3.702%	2/20/32	25,000	21,357	(c)
Greenpoint Manufactured Housing, 2001-2 IIA2	3.703%	3/13/32	25,000	21,015	(c)
GSAMP Trust, 2006-S2 A2	0.404%	1/25/36	67,965	9,609	(c)
Keycorp Student Loan Trust, 2003-A 1A2	0.561%	10/25/32	58,038	57,854	(c)
Lehman XS Trust, 2006-14N 1A1B	0.414%	9/25/46	137,126	89,967	(c)
Mid-State Trust, 6 A1	7.340%	7/1/35	11,071	11,962
Northstar Education Finance Inc., 2005-1 B	1.393%	10/30/45	100,000	65,096	(c)
Northstar Education Finance Inc., 2007-1 A6	1.700%	1/29/46	25,000	22,316	(c)
Northstar Education Finance Inc., 2007-1 A7	1.700%	1/29/46	25,000	22,316	(c)
Origen Manufactured Housing, 2006-A A2	2.806%	10/15/37	73,535	59,563	(c)
SACO I Trust, 2006-4 A1	0.544%	3/25/36	52,685	42,041	(c)
Sail Net Interest Margin Notes, 2003-3 A	7.750%	4/27/33	1,252	0	(a)(b)(e)(f)
SLM Student Loan Trust, 2005-4 A3	0.421%	1/25/27	50,000	49,397	(c)

TOTAL ASSET-BACKED SECURITIES (Cost - $996,842)				713,370

COLLATERALIZED MORTGAGE OBLIGATIONS - 10.2%
Banc of America Mortgage Securities, 2005-H 2A1	3.128%	9/25/35	79,083	73,976	(c)
Banc of America Mortgage Securities Inc., 2004-K 4A1	5.289%	12/25/34	15,151	14,912	(c)
CD Commercial Mortgage Trust, 2006-CD2 AM	5.352%	1/15/46	20,000	21,856	(c)
Countrywide Alternative Loan Trust, 2005-24 4A1	0.433%	7/20/35	112,785	92,332	(c)
Credit Suisse Commercial Mortgage Trust, 2007-C2 AM	5.550%	1/15/49	10,000	11,185	(c)
Credit Suisse Mortgage Capital Certificates, 2006-C5 A3	5.311%	12/15/39	40,000	44,978
Deutsche ALT-A Securities Inc. Mortgage Loan Trust, 2005-AR1 2A1	1.888%	8/25/35	22,688	17,003	(c)
Downey Savings & Loan Association Mortgage Loan Trust, 2005-AR2 2A1A	0.413%	3/19/45	82,344	70,979	(c)
Federal Home Loan Mortgage Corp. (FHLMC), 3451 SB, IO	5.827%	5/15/38	14,274	1,483	(c)
Federal Home Loan Mortgage Corp. (FHLMC), 3621 SB, IO	6.027%	1/15/40	41,787	6,148	(c)
Federal Home Loan Mortgage Corp. (FHLMC), 3947 SG, IO	5.747%	10/15/41	93,485	22,642	(c)
Federal Home Loan Mortgage Corp. (FHLMC), 4057 SA, IO	5.847%	4/15/39	96,289	21,777	(c)
Federal Home Loan Mortgage Corp. (FHLMC), 4092 AI, IO	3.000%	9/15/31	371,624	41,135
Federal Home Loan Mortgage Corp. (FHLMC), Multi-Family Structured Pass-Through Certificates, K007 X1, IO	1.226%	4/25/20	261,159	17,229	(c)
Federal Home Loan Mortgage Corp. (FHLMC), Multi-Family Structured Pass-Through Certificates, K008 X1, IO	1.673%	6/25/20	214,118	19,836	(c)
Federal Home Loan Mortgage Corp. (FHLMC), Multi-Family Structured Pass-Through Certificates, K009 X1, IO	1.504%	8/25/20	97,238	7,903	(c)
Federal Home Loan Mortgage Corp. (FHLMC), Multi-Family Structured Pass-Through Certificates, K014 X1, IO	1.269%	4/25/21	241	20	(c)
Federal Home Loan Mortgage Corp. (FHLMC), Multi-Family Structured Pass-Through Certificates, K016 X1, IO	1.581%	10/25/21	99,148	10,769	(c)

See Notes to Schedule of Investments.

WESTERN ASSET VARIABLE STRATEGIC BOND PORTFOLIO

Schedule of Investments (unaudited) (cont’d)	March 31, 2013

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†	VALUE
COLLATERALIZED MORTGAGE OBLIGATIONS - continued
Federal Home Loan Mortgage Corp. (FHLMC), Multi-Family Structured Pass-Through Certificates, K017 X1, IO	1.454%	12/25/21	99,057	$9,819	(c)
Federal Home Loan Mortgage Corp. (FHLMC), Multi-Family Structured Pass-Through Certificates, K024 X1, IO	0.785%	9/25/22	109,897	7,456	(c)
Federal Home Loan Mortgage Corp. (FHLMC), Multi-Family Structured Pass-Through Certificates, K703 X1, IO	2.089%	5/25/18	197,906	18,449	(c)
Federal National Mortgage Association (FNMA), 2010-142 SM, IO	6.326%	12/25/40	88,912	12,991	(c)
Federal National Mortgage Association (FNMA), 2010-150 SN, IO	6.326%	1/25/41	57,604	8,038	(c)
Federal National Mortgage Association (FNMA), 2011-087 SJ, IO	5.746%	9/25/41	87,549	12,713	(c)
Federal National Mortgage Association (FNMA), 2011-96 SA, IO	6.346%	10/25/41	71,634	13,377	(c)
Federal National Mortgage Association (FNMA), 2012-051 B	7.000%	5/25/42	88,204	100,635
Federal National Mortgage Association (FNMA), 2012-075 NS, IO	6.396%	7/25/42	89,921	20,934	(c)
Federal National Mortgage Association (FNMA), 2013-009 CB	5.500%	4/25/42	100,000	116,038
Federal National Mortgage Association (FNMA), 2013-9 BC	6.500%	7/25/42	200,000	240,282
Federal National Mortgage Association (FNMA), 390 C3, IO	6.000%	7/25/38	21,438	3,058
Federal National Mortgage Association (FNMA), 407 41, IO	6.000%	1/25/38	54,797	7,901
Federal National Mortgage Association (FNMA) STRIPS, 409 C13, IO	3.500%	11/25/41	75,045	7,602
Federal National Mortgage Association (FNMA) STRIPS, 409 C22, IO	4.500%	11/25/39	70,328	8,064
Government National Mortgage Association (GNMA), 2010-003 MS, IO	6.347%	11/20/38	98,346	12,757	(c)
Government National Mortgage Association (GNMA), 2010-057 QS, IO	6.297%	5/20/40	57,755	10,860	(c)
Government National Mortgage Association (GNMA), 2010-085 HS, IO	6.447%	1/20/40	66,384	10,544	(c)
Government National Mortgage Association (GNMA), 2010-113 BS, IO	5.797%	9/20/40	58,372	9,648	(c)
Government National Mortgage Association (GNMA), 2011-004 PS, IO	5.977%	9/20/40	65,301	10,824	(c)
Government National Mortgage Association (GNMA), 2011-141 WI, IO	4.000%	10/16/26	69,596	7,850
Government National Mortgage Association (GNMA), 2011-H03 FA	0.702%	1/20/61	89,912	90,659	(c)
Government National Mortgage Association (GNMA), 2011-H06 FA	0.652%	2/20/61	93,062	93,644	(c)
Government National Mortgage Association (GNMA), 2012-066 CI, IO	3.500%	2/20/38	285,875	43,407
GSR Mortgage Loan Trust, 2005-AR5 1A1	2.955%	10/25/35	54,452	48,106	(c)
HarborView Mortgage Loan Trust, 2004-08 2A4A	0.603%	11/19/34	85,401	72,387	(c)
Harborview Mortgage Loan Trust, 2004-11 3A1A	0.553%	1/19/35	94,920	64,686	(c)
Indymac Index Mortgage Loan Trust, 2005-AR1 1A1	2.651%	3/25/35	54,288	51,384	(c)
JPMorgan Chase Commercial Mortgage Securities Corp., 2006-LDP8 AM	5.440%	5/15/45	20,000	22,400
JPMorgan Chase Commercial Mortgage Securities Corp., 2006-LDP9 A3	5.336%	5/15/47	90,000	101,807

See Notes to Schedule of Investments.

WESTERN ASSET VARIABLE STRATEGIC BOND PORTFOLIO

Schedule of Investments (unaudited) (cont’d)	March 31, 2013

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†	VALUE
COLLATERALIZED MORTGAGE OBLIGATIONS - continued
JPMorgan Mortgage Trust, 2005-S3 1A1	6.500%	1/25/36	52,406	$50,616
Merit Securities Corp., 11PA B2	1.704%	9/28/32	6,314	6,240	(a)(c)
Merrill Lynch/Countrywide Commercial Mortgage Trust, 2007-8 A3	5.936%	8/12/49	65,000	76,049	(c)
Morgan Stanley Bank of America Merrill Lynch Trust, 2013-C7 A4	2.918%	2/15/46	10,000	10,168
Morgan Stanley Bank of America Merrill Lynch Trust, 2013-C7 AS	3.214%	2/15/46	10,000	10,177
Morgan Stanley Mortgage Loan Trust, 2006-3AR 2A3	2.812%	3/25/36	160,555	122,294	(c)
Sequoia Mortgage Trust, 2003-2 A2	1.246%	6/20/33	86,069	86,288	(c)
Structured ARM Loan Trust, 2005-19XS 1A1	0.524%	10/25/35	92,852	76,287	(c)
Structured Asset Mortgage Investments Inc., 2005-AR3 2A1	3.286%	8/25/35	11,421	10,865	(c)
Structured Asset Securities Corp., 2005-GEL2 A	0.484%	4/25/35	33,725	32,428	(c)
Wachovia Bank Commercial Mortgage Trust, 2007-C30 AM	5.383%	12/15/43	10,000	11,026
Wachovia Bank Commercial Mortgage Trust, 2007-C31 A5	5.500%	4/15/47	10,000	11,502
Wachovia Bank Commercial Mortgage Trust, 2007-C34 A3	5.678%	5/15/46	10,000	11,625
Washington Mutual Inc., Mortgage Pass-Through Certificates, 2007-HY4 4A1	2.492%	9/25/36	78,550	67,583	(c)
Washington Mutual Inc., Mortgage Pass-Through Certificates, 2007-OA6 1A1B, IO	0.987%	7/25/47	223,065	67,051	(c)
Wells Fargo Mortgage-Backed Securities Trust, 2006-AR8 2A3	2.722%	4/25/36	15,876	14,872	(c)
WF-RBS Commercial Mortgage Trust, 2012-C7 XA, IO	1.604%	6/15/45	197,883	21,600	(a)(c)

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost - $2,713,288)				2,421,154

MORTGAGE-BACKED SECURITIES - 25.1%
FHLMC - 3.3%
Federal Home Loan Mortgage Corp. (FHLMC)	2.500%	4/16/28	200,000	207,125	(h)
Federal Home Loan Mortgage Corp. (FHLMC)	2.070%	2/1/37	8,557	9,042	(c)
Federal Home Loan Mortgage Corp. (FHLMC)	2.090%	4/1/37	38,664	41,043	(c)
Federal Home Loan Mortgage Corp. (FHLMC)	2.173%	5/1/37	20,590	21,687	(c)
Federal Home Loan Mortgage Corp. (FHLMC)	2.836%	5/1/37	25,226	26,681	(c)
Federal Home Loan Mortgage Corp. (FHLMC)	2.544%	1/1/38	34,895	37,162	(c)
Federal Home Loan Mortgage Corp. (FHLMC)	5.500%	12/1/38	76,896	83,294
Federal Home Loan Mortgage Corp. (FHLMC)	6.000%	11/1/39	128,814	141,258
Federal Home Loan Mortgage Corp. (FHLMC)	4.000%	9/1/42	99,061	108,684
Federal Home Loan Mortgage Corp. (FHLMC), Gold	5.500%	11/1/35-4/1/38	87,215	94,645

Total FHLMC				770,621

FNMA - 17.1%
Federal National Mortgage Association (FNMA)	2.500%	4/16/28	900,000	933,891	(h)
Federal National Mortgage Association (FNMA)	8.000%	7/1/30-9/1/30	1,506	1,812
Federal National Mortgage Association (FNMA)	7.500%	8/1/30-2/1/31	3,979	4,458
Federal National Mortgage Association (FNMA)	5.500%	11/1/36-5/1/40	117,215	127,908
Federal National Mortgage Association (FNMA)	6.500%	6/1/37	68,651	76,775
Federal National Mortgage Association (FNMA)	7.000%	2/1/39	46,133	54,833
Federal National Mortgage Association (FNMA)	4.000%	9/1/41-8/1/42	704,774	762,482
Federal National Mortgage Association (FNMA)	4.500%	9/1/41	100,000	108,988
Federal National Mortgage Association (FNMA)	3.000%	9/1/42	292,622	302,549
Federal National Mortgage Association (FNMA)	2.500%	10/1/42	98,158	97,178
Federal National Mortgage Association (FNMA)	3.500%	4/11/43	1,000,000	1,056,250	(h)
Federal National Mortgage Association (FNMA)	4.000%	4/11/43	400,000	426,563	(h)
Federal National Mortgage Association (FNMA)	3.000%	5/13/43	100,000	102,891	(h)

Total FNMA				4,056,578

See Notes to Schedule of Investments.

WESTERN ASSET VARIABLE STRATEGIC BOND PORTFOLIO

Schedule of Investments (unaudited) (cont’d)	March 31, 2013

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†		VALUE
GNMA - 4.7%
Government National Mortgage Association (GNMA)	6.500%	10/20/37	20,187		$23,286
Government National Mortgage Association (GNMA)	4.500%	7/20/40-3/20/41	264,706		292,893
Government National Mortgage Association (GNMA)	5.000%	7/20/40-8/20/40	142,384		158,078
Government National Mortgage Association (GNMA)	4.000%	4/18/43	100,000		109,020	(h)
Government National Mortgage Association (GNMA) I	3.000%	4/18/43	100,000		104,562	(h)
Government National Mortgage Association (GNMA) II	3.500%	4/18/43	400,000		427,812	(h)

Total GNMA					1,115,651

TOTAL MORTGAGE-BACKED SECURITIES (Cost - $5,887,179)					5,942,850

SOVEREIGN BONDS - 2.7%
Canada - 0.1%
Province of Ontario, Senior Bonds	0.950%	5/26/15	30,000		30,294

Mexico - 2.2%
Mexican Bonos, Bonds	8.000%	6/11/20	1,170,000	MXN	113,435
Mexican Bonos, Bonds	6.500%	6/9/22	2,653,100	MXN	240,187
United Mexican States, Medium-Term Notes	5.875%	1/15/14	55,000		57,228
United Mexican States, Medium-Term Notes	5.625%	1/15/17	100,000		115,500

Total Mexico					526,350

Russia - 0.4%
Russian Foreign Bond - Eurobond	11.000%	7/24/18	65,000		93,275	(a)

TOTAL SOVEREIGN BONDS (Cost - $583,600)					649,919

U.S. GOVERNMENT & AGENCY OBLIGATIONS - 17.2%
U.S. Government Agencies - 2.2%
Federal Home Loan Bank (FHLB), Bonds	3.625%	10/18/13	20,000		20,384
Federal Home Loan Bank (FHLB), Bonds	1.000%	11/15/17	30,000		30,034
Federal Home Loan Bank (FHLB), Global Bonds	5.500%	7/15/36	40,000		53,767
Federal Home Loan Mortgage Corp. (FHLMC), Notes	1.350%	4/29/14	20,000		20,254
Federal National Mortgage Association (FNMA), Debentures	0.000%	10/9/19	50,000		44,382
Federal National Mortgage Association (FNMA), Senior Bonds	6.250%	5/15/29	50,000		71,206
Tennessee Valley Authority, Bonds	5.980%	4/1/36	100,000		138,461
Tennessee Valley Authority, Notes	5.250%	9/15/39	20,000		25,619
Tennessee Valley Authority, Senior Bonds	3.875%	2/15/21	50,000		58,091
Tennessee Valley Authority, Senior Bonds	4.625%	9/15/60	40,000		45,719

Total U.S. Government Agencies					507,917

U.S. Government Obligations - 15.0%
U.S. Treasury Bonds	3.125%	2/15/42	70,000		70,361
U.S. Treasury Bonds	2.750%	8/15/42	711,000		659,786
U.S. Treasury Bonds	2.750%	11/15/42	340,000		315,190
U.S. Treasury Bonds	3.125%	2/15/43	250,000		250,508
U.S. Treasury Notes	0.875%	1/31/18	600,000		603,984
U.S. Treasury Notes	1.375%	1/31/20	440,000		445,088
U.S. Treasury Notes	1.250%	2/29/20	400,000		400,688

See Notes to Schedule of Investments.

WESTERN ASSET VARIABLE STRATEGIC BOND PORTFOLIO

Schedule of Investments (unaudited) (cont’d)	March 31, 2013

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†	VALUE
U.S. Government Obligations - continued
U.S. Treasury Notes	1.625%	11/15/22	320,000	$314,375
U.S. Treasury Notes	2.000%	2/15/23	490,000	496,278

Total U.S. Government Obligations				3,556,258

TOTAL U.S. GOVERNMENT & AGENCY OBLIGATIONS (Cost - $3,986,884)				4,064,175

U.S. TREASURY INFLATION PROTECTED SECURITIES - 0.3%
U.S. Treasury Bonds, Inflation Indexed (Cost - $65,606)	0.750%	2/15/42	61,141	64,002

			SHARES
PREFERRED STOCKS - 0.1%
FINANCIALS - 0.1%
Diversified Financial Services - 0.1%
Citigroup Capital XIII (Cost - $21,024)	7.875%		825	23,587	(c)

		EXPIRATION DATE	CONTRACTS
PURCHASED OPTIONS - 0.0%
Eurodollar Mid Curve 3-Year Futures, Put @ $98.38 (Cost - $1,135)		6/14/13	3	225

			WARRANTS
WARRANTS - 0.1%
Bolivarian Republic of Venezuela, Oil-linked payment obligations		4/15/20	450	13,894
SemGroup Corp.		11/30/14	31	852	*(e)

TOTAL WARRANTS (Cost - $0)				14,746

TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS (Cost - $21,485,038)				21,455,819

		MATURITY DATE	FACE AMOUNT†
SHORT-TERM INVESTMENTS - 17.3%
U.S. Treasury Bills - 0.4%
U.S. Treasury Bills (Cost - $99,984)	0.133%	5/16/13	100,000	99,991	(i)

Repurchase Agreements - 16.9%
Barclays Capital Inc. repurchase agreement dated 3/28/13; Proceeds at maturity - $1,689,021; (Fully collateralized by U.S. government obligations, 1.000% due 8/31/16; Market value - $1,722,780)	0.110%	4/1/13	1,689,000	1,689,000
Deutsche Bank Securities Inc. repurchase agreement dated 3/28/13; Proceeds at maturity - $2,311,049; (Fully collateralized by U.S. government agency obligations, 1.710% due 1/15/20; Market value - $2,357,219)	0.190%	4/1/13	2,311,000	2,311,000

Total Repurchase Agreements (Cost - $4,000,000)				4,000,000

TOTAL SHORT-TERM INVESTMENTS (Cost - $4,099,984)				4,099,991

TOTAL INVESTMENTS - 108.0% (Cost - $25,585,022#)				25,555,810
Liabilities in Excess of Other Assets - (8.0)%				(1,895,021)

TOTAL NET ASSETS - 100.0%				$23,660,789

†	Face amount denominated in U.S. dollars, unless otherwise noted.

*	Non-income producing security.

(a)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees, unless otherwise noted.

(b)	The coupon payment on these securities is currently in default as of March 31, 2013.

(c)	Variable rate security. Interest rate disclosed is as of the most recent information available.

See Notes to Schedule of Investments.

WESTERN ASSET VARIABLE STRATEGIC BOND PORTFOLIO

Schedule of Investments (unaudited) (cont’d)	March 31, 2013

(d)	Security is valued in good faith in accordance with procedures approved by the Board of Trustees (See Note 1).

(e)	Illiquid security.

(f)	Value is less than $1.

(g)	Security has no maturity date. The date shown represents the next call date.

(h)	This security is traded on a to-be-announced (“TBA”) basis (See Note 1).

(i)	Rate shown represents yield-to-maturity.

#	Aggregate cost for federal income tax purposes is substantially the same.

Abbreviations used in this schedule :

ARM	— Adjustable Rate Mortgage
CD	— Certificate of Deposit
IO	— Interest Only
MXN	— Mexican Peso
STRIPS	— Separate Trading of Registered Interest and Principal Securities

SCHEDULE OF WRITTEN OPTIONS

SECURITY	EXPIRATION DATE	STRIKE PRICE	CONTRACTS	VALUE
Eurodollar Mid Curve 3-Year Futures, Put	6/14/13	$98.13	3	$75
U.S. Dollar/Japanese Yen, Call	5/9/13	95.00	220,000	2,575
U.S. Treasury 10-Year Notes Futures, Call	5/24/13	133.00	3	1,266

TOTAL WRITTEN OPTIONS (Premiums received - $5,209)				$3,916

See Notes to Schedule of Investments.

Notes to Schedule of Investments (unaudited)

1. Organization and significant accounting policies

Western Asset Variable Strategic Bond Portfolio (the “Portfolio”) is a separate diversified investment fund of Legg Mason Partners Variable Income Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

Shares of the Portfolio may only be purchased or redeemed through variable annuity contracts and variable life insurance policies offered by the separate accounts of participating insurance companies or through eligible pension or other qualified plans.

The following are significant accounting policies consistently followed by the Portfolio and are in conformity with U.S. generally accepted accounting principles (“GAAP”).

(a) Investment valuation. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. When the Portfolio holds securities or other assets that are denominated in a foreign currency, the Portfolio will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Portfolio calculates its net asset value, the Portfolio values these securities as determined in accordance with procedures approved by the Portfolio’s Board of Trustees.

The Board of Trustees is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North American Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Trustees, is responsible for making fair value determinations, evaluating the effectiveness of the Portfolio’s pricing policies, and reporting to the Board of Trustees. When determining the reliability of third party pricing information for investments owned by the Portfolio, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Trustees quarterly.

The Portfolio uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

Notes to Schedule of Investments (unaudited) (continued)

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Portfolio’s assets and liabilities carried at fair value:

ASSETS
DESCRIPTION	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)		TOTAL
Long-term investments†:
Corporate bonds & notes	—	$7,561,791	$0	*	$7,561,791
Asset-backed securities	—	713,370	—		713,370
Collateralized mortgage obligations	—	2,421,154	—		2,421,154
Mortgage-backed securities	—	5,942,850	—		5,942,850
Sovereign bonds	—	649,919	—		649,919
U.S. government & agency obligations	—	4,064,175	—		4,064,175
U.S. Treasury inflation protected securities		64,002			64,002
Preferred stocks	$23,587	—	—		23,587
Purchased options	225	—	—		225
Warrants	—	14,746	—		14,746

Total long-term investments	$23,812	$21,432,007	$0	*	$21,455,819

Short-term investments†	—	4,099,991	—		4,099,991

Total investments	$23,812	$25,531,998	$0	*	$25,555,810

Other financial instruments:
Futures contracts	$280	—	—		$280
Purchased options on futures	3,141	—	—		3,141
Forward foreign currency contracts	—	$50,450	—		50,450
Credit default swaps on credit indices - buy protection‡	—	884	—		884

Total other financial instruments	$3,421	$51,334	—		$54,755

Total	$27,233	$25,583,332	$0	*	$25,610,565

LIABILITIES
DESCRIPTION	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)		TOTAL
Other financial instruments:
Written options	$1,341	$2,575	—		$3,916

Notes to Schedule of Investments (unaudited) (continued)

Written options on futures	929	—	—	929
Futures contracts	12,810	—	—	12,810
Forward foreign currency contracts	—	$8,062	—	8,062
Credit default swaps on credit indices - sell protection‡	—	5,190	—	5,190

Total	$15,080	$15,827	—	$30,907

†	See Schedule of Investments for additional detailed categorizations.
‡	Values include any premiums paid or received with respect to swap contracts.
*	Value is less than $1.

(b) Repurchase agreements. The Portfolio may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Portfolio acquires a debt security subject to an obligation of the seller to repurchase, and of the Portfolio to resell, the security at an agreed-upon price and time, thereby determining the yield during the Portfolio’s holding period. When entering into repurchase agreements, it is the Portfolio’s policy that its custodian or a third party custodian, acting on the Portfolio’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked-to-market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Portfolio generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Portfolio seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Portfolio may be delayed or limited.

(c) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions. Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(d) Forward foreign currency contracts. The Portfolio enters into a forward foreign currency contract to hedge against foreign currency exchange rate risk on its non-U.S. dollar denominated securities or to facilitate settlement of a foreign currency denominated portfolio transaction. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price with delivery and settlement at a future date. The contract is marked-to-market daily and the change in value is recorded by the Portfolio as an unrealized gain or loss. When a forward foreign currency contract is closed, through either delivery or offset by entering into another forward foreign currency contract, the Portfolio recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it is closed.

When entering into a forward foreign currency contract, the Portfolio bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(e) Futures contracts. The Portfolio uses futures contracts generally to gain exposure to, or hedge against, changes in interest rates or gain exposure to, or hedge against, changes in certain asset classes. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Portfolio is required to deposit cash or cash equivalents with a broker in an amount equal to a certain percentage of the contract amount. This is known as the ‘‘initial margin’’ and subsequent payments (‘‘variation margin’’) are made or received by the Portfolio each day, depending on the daily fluctuation in the value of the contract. For certain futures, including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded.

Futures contracts involve, to varying degrees, risk of loss. In addition, there is the risk that the Portfolio may not be able to enter into a closing transaction because of an illiquid secondary market.

Notes to Schedule of Investments (unaudited) (continued)

(f) Written options. When the Portfolio writes an option, an amount equal to the premium received by the Portfolio is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the option written. If the option expires, the premium received is recorded as a realized gain. When a written call option is exercised, the difference between the premium received plus the option exercise price and the Portfolio’s basis in the underlying security (in the case of a covered written call option), or the cost to purchase the underlying security (in the case of an uncovered written call option), including brokerage commission, is recognized as a realized gain or loss. When a written put option is exercised, the amount of the premium received is subtracted from the cost of the security purchased by the Portfolio from the exercise of the written put option to form the Portfolio’s basis in the underlying security purchased. The writer or buyer of an option traded on an exchange can liquidate the position before the exercise of the option by entering into a closing transaction. The cost of a closing transaction is deducted from the original premium received resulting in a realized gain or loss to the Portfolio.

The risk in writing a covered call option is that the Portfolio may forego the opportunity of profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Portfolio may incur a loss if the market price of the underlying security decreases and the option is exercised. The risk in writing an uncovered call option is that the Portfolio is exposed to the risk of loss if the market price of the underlying security increases. In addition, there is the risk that the Portfolio may not be able to enter into a closing transaction because of an illiquid secondary market.

(g) Stripped securities. The Portfolio may invest in ‘‘Stripped Securities,’’ a term used collectively for components, or strips, of fixed income securities. Stripped securities can be principal only securities (“PO”), which are debt obligations that have been stripped of unmatured interest coupons, or interest only securities (“IO”), which are unmatured interest coupons that have been stripped from debt obligations. The market value of Stripped Securities will fluctuate in response to changes in economic conditions, rates of pre-payment, interest rates and the market’s perception of the securities. However, fluctuations in response to interest rates may be greater in Stripped Securities than for debt obligations of comparable maturities that pay interest currently. The amount of fluctuation may increase with a longer period of maturity.

The yield to maturity on IO’s is sensitive to the rate of principal repayments (including prepayments) on the related underlying debt obligation and principal payments may have a material effect on yield to maturity. If the underlying debt obligation experiences greater than anticipated prepayments of principal, the Portfolio may not fully recoup its initial investment in IO’s.

(h) Securities traded on a to-be-announced basis. The Portfolio may trade securities on a to-be-announced (“TBA”) basis. In a TBA transaction, the Portfolio commits to purchasing or selling securities which have not yet been issued by the issuer and for which specific information, such as the face amount, maturity date and underlying pool of investments in U.S. government agency mortgage pass-through securities, is not announced. Securities purchased on a TBA basis are not settled until they are delivered to the Portfolio. Beginning on the date the Portfolio enters into a TBA transaction, cash, U.S. government securities or other liquid high-grade debt obligations are segregated in an amount equal in value to the purchase price of the TBA security. These securities are subject to market fluctuations and their current value is determined in the same manner as for other securities.

(i) Mortgage dollar rolls. The Portfolio may enter into mortgage dollar rolls in which the Portfolio sells mortgage-backed securities for delivery in the current month, realizing a gain or loss, and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities to settle on a specified future date.

The Portfolio executes its mortgage dollar rolls entirely in the to-be-announced (“TBA”) market, whereby the Portfolio makes a forward commitment to purchase a security and, instead of accepting delivery, the position is offset by a sale of the security with a simultaneous agreement to repurchase at a future date. The Portfolio accounts for mortgage dollar rolls as purchases and sales.

The risk of entering into mortgage dollar rolls is that the market value of the securities the Portfolio is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a mortgage dollar roll files for bankruptcy or becomes insolvent, the Portfolio’s use of the proceeds of the mortgage dollar roll may be restricted pending a determination by the counterparty, or its trustee or receiver, whether to enforce the Portfolio’s obligation to repurchase the securities.

(j) Inflation-indexed bonds. Inflation-indexed bonds are fixed-income securities whose principal value or interest rate is periodically adjusted according to the rate of inflation. As the index measuring inflation changes, the principal value or interest rate of inflation-indexed bonds will be adjusted accordingly. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

Notes to Schedule of Investments (unaudited) (continued)

(k) Loan participations. The Portfolio may invest in loans arranged through private negotiation between one or more financial institutions. The Portfolio’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Portfolio generally will have no right to enforce compliance by the borrower with the terms of the loan agreement related to the loan, or any rights of off-set against the borrower and the Portfolio may not benefit directly from any collateral supporting the loan in which it has purchased the participation.

The Portfolio assumes the credit risk of the borrower, the lender that is selling the participation and any other persons interpositioned between the Portfolio and the borrower. In the event of the insolvency of the lender selling the participation, the Portfolio may be treated as a general creditor of the lender and may not benefit from any off-set between the lender and the borrower.

(l) Swap agreements. The Portfolio invests in swaps for the purpose of managing its exposure to interest rate, credit or market risk, or for other purposes, including to increase the Portfolio’s return. The use of swaps involves risks that are different from those associated with other portfolio transactions.

Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). Gains or losses are realized upon termination of the swap agreement. Collateral, in the form of restricted cash or securities, may be required to be held in segregated accounts with the Portfolio’s custodian in compliance with the terms of the swap contracts. Securities posted as collateral for swap contracts are identified in the Schedule of Investments.

The Portfolio’s maximum exposure in the event of a defined credit event on a credit default swap to sell protection is the notional amount. As of March 31, 2013, the total notional value of all credit default swaps to sell protection is $145,974. This amount would be offset by the value of the swap’s reference entity, upfront premiums received on the swap and any amounts received from the settlement of a credit default swap where the Portfolio bought protection for the same referenced security/entity.

For average notional amounts of swaps held during the period ended March 31, 2013, see Note 3.

Credit default swaps

The Portfolio enters into credit default swap (“CDS”) contracts for investment purposes, to manage its credit risk or to add leverage. CDS agreements involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party, typically corporate or sovereign issuers, on a specified obligation, or in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising a credit index. The Portfolio may use a CDS to provide protection against defaults of the issuers (i.e., to reduce risk where the Portfolio has exposure to an issuer) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. As a seller of protection, the Portfolio generally receives an upfront payment or a stream of payments throughout the term of the swap provided that there is no credit event. If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the maximum potential amount of future payments (undiscounted) that the Portfolio could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. These amounts of potential payments will be partially offset by any recovery of values from the respective referenced obligations. As a seller of protection, the Portfolio effectively adds leverage to its portfolio because, in addition to its total net assets, the Portfolio is subject to investment exposure on the notional amount of the swap. As a buyer of protection, the Portfolio generally receives an amount up to the notional value of the swap if a credit event occurs.

Implied spreads are the theoretical prices a lender receives for credit default protection. When spreads rise, market perceived credit risk rises and when spreads fall, market perceived credit risk falls. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to enter into the agreement. Wider credit spreads and decreasing market values, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. Credit spreads utilized in determining the period end market value of credit default swap agreements on corporate or sovereign issues are disclosed in the Notes to the Schedule of Investments and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for credit derivatives. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values, particularly in relation to the notional amount of the contract as well as the annual payment rate, serve as an indication of the current status of the payment/performance risk.

Notes to Schedule of Investments (unaudited) (continued)

The Portfolio’s maximum risk of loss from counterparty risk, as the protection buyer, is the fair value of the contract (this risk is mitigated by the posting of collateral by the counterparty to the Portfolio to cover the Portfolio’s exposure to the counterparty). As the protection seller, the Portfolio’s maximum risk is the notional amount of the contract. Credit default swaps are considered to have credit risk-related contingent features since they require payment by the protection seller to the protection buyer upon the occurrence of a defined credit event.

Entering into a CDS agreement involves, to varying degrees, elements of credit, market and documentation risk. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreement may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreement, and that there will be unfavorable changes in net interest rates.

Interest rate swaps

The Portfolio enters into interest rate swap contracts to manage its exposure to interest rate risk. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional principal amount. The Portfolio may elect to pay a fixed rate and receive a floating rate, or receive a fixed rate and pay a floating rate, on a notional principal amount. Interest rate swaps are marked-to-market daily based upon quotations from market makers.

The risks of interest rate swaps include changes in market conditions that will affect the value of the contract or changes in the present value of the future cash flow streams and the possible inability of the counterparty to fulfill its obligations under the agreement. The Portfolio’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that that amount is positive. This risk is mitigated by the posting of collateral by the counterparty to the Portfolio to cover the Portfolio’s exposure to the counterparty.

(m) Credit and market risk. The Portfolio invests in high-yield and emerging market instruments that are subject to certain credit and market risks. The yields of high-yield and emerging market debt obligations reflect, among other things, perceived credit and market risks. The Portfolio’s investments in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Portfolio. The Portfolio’s investments in non-U.S. dollar denominated securities may also result in foreign currency losses caused by devaluations and exchange rate fluctuations.

Investments in securities that are collateralized by residential real estate mortgages are subject to certain credit and liquidity risks. When market conditions result in an increase in default rates of the underlying mortgages and the foreclosure values of underlying real estate properties are materially below the outstanding amount of these underlying mortgages, collection of the full amount of accrued interest and principal on these investments may be doubtful. Such market conditions may significantly impair the value and liquidity of these investments and may result in a lack of correlation between their credit ratings and values.

(n) Foreign investment risks. The Portfolio’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Portfolio. Foreign investments may also subject the Portfolio to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(o) Counterparty risk and credit-risk-related contingent features of derivative instruments. The Portfolio may invest in certain securities or engage in other transactions, where the Portfolio is exposed to counterparty credit risk in addition to broader market risks. The Portfolio may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Portfolio’s investment manager attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the investment manager. In addition, declines in the values of underlying collateral received may expose the Portfolio to increased risk of loss.

Notes to Schedule of Investments (unaudited) (continued)

The Portfolio has entered into master agreements with certain of its derivative counterparties that provide for general obligations, representations, agreements, collateral, events of default or termination and credit related contingent features. The credit related contingent features include, but are not limited to, a percentage decrease in the Portfolio’s net assets or NAV over a specified period of time. If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

As of March 31, 2013, the Portfolio held written options, written options on futures, forward foreign currency contracts and credit default swaps with credit related contingent features which had a liability position of $18,097. If a contingent feature in the master agreements would have been triggered, the Portfolio would have been required to pay this amount to its derivatives counterparties

(p) Security transactions. Security transactions are accounted for on a trade date basis.

2. Investments

At March 31, 2013, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$961,254
Gross unrealized depreciation	(990,466)

Net unrealized depreciation	$(29,212)

At March 31, 2013, the Portfolio had the following open futures contracts:

	NUMBER OF CONTRACTS	EXPIRATION DATE	BASIS VALUE	MARKET VALUE	UNREALIZED GAIN (LOSS)
Contracts to Buy:
90-day eurodollar	6	9/14	$1,492,370	$1,492,650	$280
Contracts to Sell:
90-day eurodollar	6	9/15	1,487,131	1,488,150	(1,019)
German Euro Bund	2	6/13	366,708	372,993	(6,285)
U.S. treasury 2-year notes	5	6/13	1,102,093	1,102,266	(173)
U.S. treasury 5-year notes	5	6/13	618,280	620,273	(1,993)
U.S. treasury 10-year notes	4	6/13	526,253	527,938	(1,685)
U.S. treasury 30-year bonds	2	6/13	287,283	288,938	(1,655)

					(12,810)

Net unrealized loss on open futures contracts					$(12,530)

Options on futures which trade on the Eurex and Life exchanges are marked-to-market daily. Variation margin payments are received or made by the Portfolio periodically based on the fluctuation in value. The contract price is not paid at the time of purchase, but upon exercising the options. If exercised, the buyer is required to pay the original contract price to the seller net of the variation margin payments.

At March 31, 2013, the Portfolio had the following open options on futures contracts:

	NUMBER OF CONTRACTS	STRIKE PRICE	EXPIRATION DATE	BASIS VALUE	MARKET VALUE	UNREALIZED GAIN (LOSS)
Contracts to Buy:
Eurodollar Mid Curve 2-Year Futures	4	$99.25	6/17/13	$1,467	$2,692	$1,225
3-month Euribor	2	99.75	9/16/13	357	449	92

						1,317

Contracts to Sell:
3-month Euribor	2	99.88	9/16/13	124	160	(36)
Eurodollar Mid Curve 2-Year Futures	4	99.50	6/17/13	440	769	(329)

						(365)

Net unrealized gain written options on futures						$952

Notes to Schedule of Investments (unaudited) (continued)

During the period ended March 31, 2013, written option transactions for the Portfolio were as follows:

	Number of Contracts	Premiums
Written options, outstanding as of December 31, 2012	—	—
Options written	220,009	$6,606
Options closed	(3)	(1,397)
Options exercised	—	—
Options expired	—	—

Written options, outstanding as of March 31, 2013	220,006	$5,209

At March 31, 2013, the Portfolio held TBA securities with a total cost of $3,356,702.

At March 31, 2013, the Portfolio had the following open forward foreign currency contracts:

FOREIGN CURRENCY	COUNTERPARTY	LOCAL CURRENCY	MARKET VALUE	SETTLEMENT DATE	UNREALIZED GAIN (LOSS)
Contracts to Buy:
Canadian Dollar	Morgan Stanley & Co.	196,000	$192,843	4/25/13	$(4,386)
Philippine Peso	UBS AG	4,500,000	110,346	5/8/13	(587)
Euro	UBS AG	92,000	117,965	5/16/13	(3,089)

					(8,062)

Contracts to Sell:
British Pound	UBS AG	149,000	226,346	5/16/13	8,956
Canadian Dollar	Morgan Stanley & Co.	196,000	192,753	5/16/13	3,544
Euro	UBS AG	497,756	638,236	5/16/13	36,342
Japanese Yen	Morgan Stanley & Co.	28,135,000	298,968	5/16/13	1,608

					50,450

Net unrealized gain on open forward foreign currency contracts					$42,388

At March 31, 2013, the Portfolio held the following open swap contracts:

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION[1]
SWAP COUNTERPARTY (REFERENCE ENTITY)	NOTIONAL AMOUNT[2]	TERMINATION DATE	PERIODIC PAYMENTS RECEIVED BY THE FUND†	MARKET VALUE[3]	UPFRONT PREMIUMS PAID (RECEIVED)	UNREALIZED APPRECIATION (DEPRECIATION)
CDX BNP Paribas (Markit CDX.NA.HY.19 Index)	$100,000	12/20/17	5.000% quarterly	$(4,096)	$(182)	$(3,914)
Credit Suisse First Boston Inc. (CMBX 2 2006-2 AAA Index)	35,974	3/15/49	0.070% monthly	(800)	(2,047)	1,247
Credit Suisse First Boston Inc. (CMBX 4 2007-2 AAA Index)	10,000	2/17/51	0.350% monthly	(294)	(792)	498

Total	$145,974			$(5,190)	$(3,021)	$(2,169)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - BUY PROTECTION[4]
SWAP COUNTERPARTY (REFERENCE ENTITY)	NOTIONAL AMOUNT[2]	TERMINATION MADE BY	PERIODIC PAYMENTS DATE THE FUND†	MARKET VALUE[3]	UPFRONT PREMIUMS PAID (RECEIVED)	UNREALIZED DEPRECIATION
Credit Suisse First Boston Inc. (CMBX 1 2006-1 AAA Index)	$50,458	10/12/52	0.100% monthly	$593	$1,899	$(1,306)
JPMorgan Securities Inc. (CMBX 1 2006-1 AAA Index)	24,734	10/12/52	0.100% monthly	291	815	(524)

Total	$75,192			$884	$2,714	$(1,830)

(1)	If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)	The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

Notes to Schedule of Investments (unaudited) (continued)

(3)	The quoted market prices and resulting values for credit default swap agreements on asset-backed securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement been closed/sold as of the period end. Decreasing market values (sell protection) or increasing market values (buy protection) when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)	If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or the underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or the underlying securities comprising the referenced index.

†	Percentage shown is an annual percentage rate.

3. Derivative instruments and hedging activities

GAAP requires enhanced disclosure about an entity’s derivative and hedging activities.

The following is a summary of the Portfolio’s derivative instruments categorized by risk exposure at March 31, 2013.

					Futures Contracts		Forward Foreign Currency Contracts
Primary Underlying Risk	Purchased Options, at value	Purchased Options on Futures at value	Written Options, at value	Written Options, on Futures at value	Unrealized Appreciation	Unrealized Depreciation	Unrealized Appreciation	Unrealized Depreciation	Swap Contracts, at value	Total
Interest Rate Risk	$225	$3,141	$(1,341)	$(929)	$280	$(12,810)	—	—	$—	(11,434)
Foreign Exchange Risk	—	—	(2,575)	—	—	—	$50,450	$(8,062)	—	39,813
Credit Risk	—	—	—	—	—	—	—	—	$(4,306)	(4,306)

Total	$225	$3,141	$(3,916)	$(929)	$280	$(12,810)	$50,450	$(8,062)	$(4,306)	$24,073

During the period ended March 31, 2013, the volume of derivative activity for the Portfolio was as follows:

Average Market Value
Purchased options	$874
Written options	2,741
Futures contracts (to buy)	1,416,401
Futures contracts (to sell)	3,224,449
Forward foreign currency contracts (to buy)	336,383
Forward foreign currency contracts (to sell)	1,390,809

Average Notional Balance
Interest rate swap contracts†	$735,000
Credit default swap contracts (to buy protection)	231,770
Credit default swap contracts (to sell protection)	80,492

†	At March 31, 2013, there were no open positions held in this derivative.

ITEM 2.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal quarter that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 3.	EXHIBITS.

Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Legg Mason Partners Variable Income Trust

By	/s/ R. JAY GERKEN
R. Jay Gerken
Chief Executive Officer

Date:	May 24, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ R. JAY GERKEN
R. Jay Gerken
Chief Executive Officer

Date:	May 24, 2013

By	/s/ RICHARD F. SENNETT
Richard F. Sennett
Principal Financial Officer

Date:	May 24, 2013